                                             ANNUAL REPORT  |  December 31, 2001

                                                                      The Strong

                                                                 Multi Cap Value

                                                                         Fund II

                              [PHOTO APPEARS HERE]

Table of Contents

Investment Review
     Strong Multi Cap Value Fund II...............2

Shareholder Meeting Results.......................4

Financial Information

     Schedule of Investments in Securities
          Strong Multi Cap Value Fund II..........5

     Statement of Assets and Liabilities..........7

     Statement of Operations......................8

     Statements of Changes in Net Assets..........9

     Notes to Financial Statements...............10

Financial Highlights.............................13

Report of Independent Accountants................13

Directors and Officers...........................14

                                                                   [STRONG LOGO]

Strong Multi Cap Value Fund II
================================================================================

On March 12, 2001, the Strong Schafer Value Fund II was renamed the Strong Multi Cap Value Fund II and I. Charles Rinaldi was named portfolio manager of the Fund. A meeting of shareholders was held on July 20, 2001. See page 4 for information about the results of this meeting.

Your Fund's Approach

The Strong Multi Cap Value Fund II seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. To a limited extent, the Fund may also invest in foreign securities.

                     Growth of an Assumed $10,000 Investment
                            From 10-10-97 to 12-31-01

                              [CHART APPEARS HERE]



                    The Strong                               Lipper Multi-Cap
                     Multi Cap              S&P 500             Value Funds
                   Value Fund II             Index*                Index*
Sep 97               $10,000                $10,000               $10,000
Dec 97               $ 9,919                $10,072               $10,140
Mar 98               $10,721                $11,475               $11,299
Jun 98               $10,005                $11,854               $11,099
Sep 98               $ 7,817                $10,677               $ 9,412
Dec 98               $10,135                $12,949               $10,802
Mar 99               $10,177                $13,594               $10,880
Jun 99               $11,016                $14,552               $12,166
Sep 99               $ 9,203                $13,645               $10,858
Dec 99               $ 9,844                $15,674               $11,444
Mar 00               $10,093                $16,033               $11,470
Jun 00               $ 9,844                $15,608               $11,356
Sep 00               $10,708                $15,457               $12,010
Dec 00               $10,615                $14,248               $12,546
Mar 01               $10,636                $12,560               $12,220
Jun 01               $11,168                $13,295               $13,075
Sep 01               $ 9,628                $11,344               $11,285
Dec 01               $11,052                $12,556               $12,709


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1997.

Q:   How did your Fund perform?

A: The Fund posted positive results in a challenging year. The Fund's performance compared favorably with that of the S&P 500, which posted a double-digit loss for the year. Value stocks, particularly in the small-cap range, continued to be in vogue.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: After the tech stock collapse of 2000, investors began the year 2001 with a sense of change and aspirations accompanying the new presidential administration. In the end, corporate earnings were simply too weak to push most stocks up during 2001, despite 11 interest rate cuts from the Federal Reserve and economic stimulus measures passed by Congress. Any hope during the summer that broad corporate performance might improve before year-end was dashed on September 11 by the terrorist attacks on the United States.

     In particular, the price of crude oil fell sharply after the attacks, as oil demand declined along with the slowdown in the global economy. Natural gas prices also declined during 2001, caused by the economic recession and by an unfavorable weather pattern -- a relatively cool summer followed by a mild early winter.

     After initially selling off, U.S. equity markets have rebounded back above their pre-attack levels, and there is currently evidence to suggest that the U.S. economy is shifting from recession to recovery.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: While a change in portfolio management sometimes leads to quick and dramatic portfolio restructuring, it was our strategy to continue to stick with most of the winners that were performing in late 2000 and gradually work ourselves into more attractively valued stocks. This gradual strategy worked well, as many of the stocks that were performing well late last year continued to contribute during 2001. An increase in our allocation to small-and medium-size companies also helped performance.

     While we are generally pleased with the Fund's overall return, our performance was hurt by pharmaceutical, telecom, and energy holdings.

Q:   What is your future outlook?

A: The American reaction following September 11 showed the world what this country is truly all about. Americans come together when our freedom and way of life is threatened. America has refocused on principles and values because these are the bedrock of our society.

     We believe that this refocus extends to investment behavior. Capital is flowing to companies that have real businesses and a focus on generating profits and shareholder value. This bodes extremely well for value investing, and we continue to believe that we are still in the early stages of a multi-year period where value stocks outperform growth stocks. We also believe that small-cap stocks will continue to outperform large-cap stocks over the next several years.

     Stock leadership is unlikely to come from technology stocks. We believe it will come instead from formerly neglected sectors that have fundamentally improved their supply/demand profile, including basic materials and commodity-related areas such as precious and industrial metals and selected industrial manufacturers and suppliers.

     Energy was the largest weighting in the Fund in the second half of the year, but it contributed little to performance. As the economy recovers, energy demand should be strong, and we believe there are many factors pointing to potentially exciting performance from our energy stocks in 2002.



Average Annual Total Returns/1/

As of 12-31-01
-------------------------------------------------------

          1-year                          4.12%

          3-year                          2.93%

          Since Fund Inception            2.40%
         (10-10-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

Equity funds are volatile investments and should only be considered for long-term goals.

---------------------------------------------------------

     We remain cautious on the outlook for the overall equity market, however. We don't believe that economies swing from bubbles to bust to recovery so quickly without major restructuring and changes to behavior. It will and should take time.

     We thank you for your interest in the Strong Multi Cap Value Fund II.

     I. Charles Rinaldi
     Portfolio Manager

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUND
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Fund held on July 20,2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Variable Insurance Funds, Inc. on behalf of Strong Multi Cap Value Fund
II:

                            For               Against              Abstain
                            ---               -------              -------
                       1,698,723.340         96,213.037          148,227.495

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                            For               Against             Abstain
                            ---               -------             -------
                       1,775,254.436         27,449.465          140,459.971

To elect members to the Board of Directors of Strong Variable Insurance Funds, Inc. (Strong Discovery Fund II, Strong International Stock Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II):

                            For              Affirmative            Withhold
                            ---              -----------            --------
                     Richard S. Strong     36,259,560.514         1,716,180.790
                      Willie D. Davis      36,208,320.539         1,767,420.765
                      William F. Vogt      36,269,964.722         1,705,776.582
                     Marvin E. Nevins      36,167,390.302         1,808,351.002
                      Stanley Kritzik      36,162,094.360         1,813,646.944
                        Neal Malicky       36,203,768.442         1,771,972.862

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2001
--------------------------------------------------------------------------------

                         STRONG MULTI CAP VALUE FUND II

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 93.1%
Auto Manufacturers - Domestic 2.9%
General Motors Corporation                              19,900      $   967,140

Auto/Truck - Original Equipment 6.6%
Borg-Warner Automotive, Inc.                            15,350          802,038
Dana Corporation                                        36,200          502,456
Superior Industries International, Inc.                 22,000          885,500
                                                                    -----------
                                                                      2,189,994
Banks - Money Center 3.0%
Bank of America Corporation                             10,600          667,270
J.P. Morgan Chase & Company                              9,200          334,420
                                                                    -----------
                                                                      1,001,690
Building - Construction Products/
  Miscellaneous 2.9%
Royal Group Technologies, Ltd. (b)                      53,200          981,540

Building - Maintenance & Services 1.0%
ABM Industries, Inc.                                    11,090          347,672

Chemicals - Specialty 2.0%
Solutia, Inc.                                           47,250          662,444

Electronics - Laser Systems/Component 2.5%
Coherent, Inc. (b)                                      26,700          825,564

Electronics - Scientific Instruments 1.2%
Veeco Instruments, Inc. (b)                             11,630          419,262

Electronics Products - Miscellaneous 0.6%
Power Integrations, Inc. (b)                             8,700          198,708

Finance - Investment Management 1.7%
Franklin Resources, Inc.                                16,300          574,901

Household - Appliances 1.8%
Maytag Corporation                                      19,000          589,570

Insurance - Property/Casualty/Title 8.3%
Chubb Corporation                                       11,500          793,500
Mercury General Corporation                             26,440        1,154,370
PartnerRe, Ltd.                                         15,450          834,300
                                                                    -----------
                                                                      2,782,170
Leisure - Gaming 0.4%
Harrah's Entertainment, Inc. (b)                         2,300           85,123
Station Casinos, Inc. (b)                                3,100           34,688
                                                                    -----------
                                                                        119,811

Medical - Ethical Drugs 2.3%
Bristol-Myers Squibb Company                             5,300          270,300
Schering-Plough Corporation                             13,900          497,759
                                                                    -----------
                                                                        768,059
Medical - Products 0.2%
Pall Corporation                                         2,640           63,518

Medical/Dental - Services 2.4%
Omnicare, Inc.                                          31,600          786,208

Metal Ores - Gold/Silver 4.7%
Harmony Gold Mining Company, Ltd. Sponsored ADR         78,100          508,431
Newmont Mining Company                                  55,400        1,058,694
                                                                    -----------
                                                                      1,567,125
Metal Ores - Miscellaneous 3.8%
Cameco Corporation                                      50,600        1,252,856

Oil & Gas - Drilling 2.6%
Helmerich & Payne, Inc.                                 25,600          854,528

Oil & Gas - Field Services 9.5%
Global Industries, Ltd. (b)                             93,000          827,700
Key Energy Services, Inc. (b)                           81,900          753,480
Petroleum Geo-Services ASA Sponsored ADR (b)            89,500          712,420
Schlumberger, Ltd.                                      15,990          878,651
                                                                    -----------
                                                                      3,172,251
Oil & Gas - International Integrated 2.0%
Conoco, Inc.                                            23,400          662,220

Oil & Gas - International Specialty 0.8%
BHP Billiton, Ltd. Sponsored ADR                        26,400          282,744

Oil & Gas - United States Exploration &
  Production 7.5%
Forest Oil Corporation (b)                              40,900        1,153,789
Noble Affiliates, Inc.                                  23,250          820,493
Stone Energy Corporation (b)                            13,400          529,300
                                                                    -----------
                                                                      2,503,582
Retail - Department Stores   1.4%
May Department Stores Company                           12,800          473,344

Retail - Discount & Variety  2.1%
Family Dollar Stores, Inc.                              23,200          695,536

Retail/Wholesale - Office Supplies 0.5%
Office Depot, Inc. (b)                                   9,500          176,130

Steel - Specialty Alloys 3.1%
UCAR International, Inc. (b)                            95,900        1,026,130

Telecommunications - Cellular 1.5%
AT&T Wireless Services, Inc. (b)                        34,300          492,891

Telecommunications - Equipment 1.8%
ECI Telecom, Ltd. (b)                                  113,300          608,421

Telecommunications - Services 10.1%
ALLTEL Corporation                                       9,550          589,522
Montana Power Company (b)                              103,500          595,125
Qwest Communications International, Inc.                44,500          628,785
Sprint Corporation                                      43,000          863,440
WorldCom, Inc.-WorldCom Group (b)                       48,400          681,472
                                                                    -----------
                                                                      3,358,344
Transportation - Rail 1.9%
Canadian National Railway Company                       13,000          627,640
--------------------------------------------------------------------------------
Total Common Stocks (Cost $31,059,599)                               31,031,993
--------------------------------------------------------------------------------
Short-Term Investments (a) 10.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
  Due 1/02/02 (Repurchase proceeds $2,300,204);
  Collateralized by: United States Government
  Issues (c)                                        $2,300,000        2,300,000
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds $1,065,489);
  Collateralized by: United States Government
  Issues (c)                                         1,065,400        1,065,400
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,365,400)                        3,365,400
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $34,424,999) 103.2%            34,397,393
Other Assets and Liabilities, Net(3.2%)                              (1,063,543)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $33,333,850
================================================================================

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2001
--------------------------------------------------------------------------------

                   STRONG MULTI CAP VALUE FUND II (continued)

--------------------------------------------------------------------------------
WRITTEN OPTION ACTIVITY
--------------------------------------------------------------------------------
                                                        Contracts      Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                    --          $    --
Options written during the year                            150           17,549
Options closed                                            (150)         (17,549)
Options expired                                             --               --
Options exercised                                           --               --
                                                          ----          -------
Options outstanding at end of year                          --          $    --
                                                          ====          =======

Closed options resulted in a capital gain of $14,649 for the year ended December 31, 2001.


--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.

(b) Non-income producing security.

(c) See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.



                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001


                                                                Strong Multi Cap
                                                                  Value Fund II
                                                                ----------------

Assets:
  Investments in Securities, at Value (Cost of $34,424,999)        $34,397,393
  Receivable for Securities Sold                                       184,096
  Dividends and Interest Receivable                                     19,017
  Other Assets                                                           1,648
                                                                   -----------
  Total Assets                                                      34,602,154

Liabilities:
  Payable for Securities Purchased                                   1,267,158
  Accrued Operating Expenses and Other Liabilities                       1,146
                                                                   -----------
  Total Liabilities                                                  1,268,304
                                                                   -----------
Net Assets                                                         $33,333,850
                                                                   ===========
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                    $32,071,453
  Undistributed Net Investment Income                                  128,536
  Undistributed Net Realized Gain                                    1,161,467
  Net Unrealized Depreciation                                          (27,606)
                                                                   -----------
  Net Assets                                                       $33,333,850
                                                                   ===========
Capital Shares Outstanding (Unlimited Number Authorized)             3,271,422

Net Asset Value Per Share                                               $10.19
                                                                        ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001


                                                                Strong Multi Cap
                                                                 Value Fund II
                                                                ----------------
Income:
  Dividends (net of foreign withholding taxes of $8,002)           $  396,150
  Interest                                                             76,018
                                                                   ----------
  Total Income                                                        472,168

Expenses:
  Investment Advisory Fees                                            253,063
  Administrative Fees                                                  40,100
  Custodian Fees                                                        5,493
  Shareholder Servicing Costs                                          51,099
  Reports to Shareholders                                              29,209
  Other                                                                 6,123
                                                                   ----------
  Total Expenses                                                      385,087
  Expense Waivers and Absorptions                                     (40,168)
  Directed Brokerage                                                   (1,200)
  Earnings Credits                                                        (87)
                                                                   ----------
  Expenses, Net                                                       343,632
                                                                   ----------
Net Investment Income                                                 128,536

Realized and Unrealized Gain (Loss):
  Net Realized Gain on:
    Investments                                                     1,274,101
    Options                                                            14,649
                                                                   ----------
    Net Realized Gain                                               1,288,750
  Net Change in Unrealized Appreciation/Depreciation
    on Investments                                                   (508,697)
                                                                   ----------
Net Gain on Investments                                               780,053
                                                                   ----------
Net Increase in Net Assets Resulting from Operations               $  908,589
                                                                   ==========


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------


                                                                  Strong Multi Cap Value Fund II
                                                                  ------------------------------
                                                                   Year Ended        Year Ended
                                                                  Dec. 31, 2001    Dec. 31, 2000
                                                                  -------------    -------------
Operations:
  Net Investment Income                                            $   128,536      $    85,911
  Net Realized Gain                                                  1,288,750          101,675
  Net Change in Unrealized Appreciation/Depreciation                  (508,697)         949,873
                                                                   -----------      -----------
  Net Increase in Net Assets Resulting from Operations                 908,589        1,137,459

Distributions:
  From Net Investment Income                                            (1,287)         (84,624)
  From Net Realized Gains                                              (10,612)              --
                                                                   -----------       ----------
  Total Distributions                                                  (11,899)         (84,624)

Capital Share Transactions:
  Proceeds from Shares Sold                                         30,739,422       18,965,504
  Proceeds from Reinvestment of Distributions                           11,899           84,624
  Payment for Shares Redeemed                                      (17,795,048)     (11,506,339)
                                                                   -----------      -----------
  Net Increase in Net Assets from Capital Share Transactions        12,956,273        7,543,789
                                                                   -----------      -----------
Total Increase In Net Assets                                        13,852,963        8,596,624

Net Assets:
  Beginning of Year                                                 19,480,887       10,884,263
                                                                   -----------      -----------
  End of Year                                                      $33,333,850      $19,480,887
                                                                   ===========      ===========
Transactions in Shares of the Fund:
  Sold                                                               3,104,418        2,002,233
  Issued in Reinvestment of Distributions                                1,200            8,778
  Redeemed                                                          (1,824,922)      (1,214,328)
                                                                     ---------        ---------
  Net Increase in Shares of the Fund                                 1,280,696          796,683
                                                                     =========        =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

 1.  Organization

     Strong Multi Cap Value Fund II (formerly known as Strong Schafer Value Fund
     II) is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2001, approximately 45% of the Fund's shares were owned by the separate accounts of one insurance company.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

--------------------------------------------------------------------------------
December 31, 2001

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

 3.  Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Prior to July 23, 2001 the Investment Advisory fees were 1.00% and the Fund did not have administrative fees. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year then ended were $1,494, $51,099, $1,039 and $908, respectively.

--------------------------------------------------------------------------------


 4.  Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the year ended December 31, 2001, there were no borrowings by the Fund under the LOC.

 5.  Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were $27,874,303 and $16,108,473, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2001.

 6.  Income Tax Information

     At December 31, 2001, the cost of investments in securities for federal income tax purposes was $34,711,694. Net unrealized depreciation of securities was $314,301, consisting of gross unrealized appreciation and depreciation of $3,125,024 and $3,439,325, respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2001, distributable ordinary income and distributable long-term capital gains were $671,232 and $1,025,675, respectively.

     The tax components of dividends paid during the year were: $1,287 of ordinary income and $10,612 of long-term capital gains.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2001, which is designated as qualifying for the dividends-received deduction is 100.0% (unaudited).

 7.  Results of Special Meeting of Shareholders of the Fund (Unaudited)

     At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Variable Insurance Funds, Inc. on behalf of Strong Multi Cap Value Fund II:


              For                  Against                 Abstain
              ---                  -------                 -------
         1,698,723.340           96,213.037              148,227.495

     To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

              For                  Against                 Abstain
              ---                  -------                 -------
         1,775,254.436           27,449.465              140,459.971

     To elect members to the Board of Directors of Strong Multi Cap Value Fund II, a series of Strong Variable Insurance Funds, Inc.:

              For                Affirmative              Withhold
              ---                -----------              --------
       Richard S. Strong       36,259,560.514          1,716,180.790
        Willie D. Davis        36,208,320.539          1,767,420.765
        William F. Vogt        36,269,964.722          1,705,776.582
       Marvin E. Nevins        36,167,390.302          1,808,351.002
        Stanley Kritzik        36,162,094.360          1,813,646.944
         Neal Malicky          36,203,768.442          1,771,972.862


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND II
---------------------------------------------------------------------------------------------------------------------

                                                                                   Year Ended
                                                             --------------------------------------------------------
                                                             Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                   2001        2000        1999        1998       1997/(b)/
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 9.79      $9.12       $10.08      $ 9.90      $10.00
Income From Investment Operations:
  Net Investment Income                                         0.04       0.04         0.06        0.03        0.01
  Net Realized and Unrealized Gains (Losses) on Investments     0.36       0.67        (0.35)       0.18       (0.09)
---------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                              0.40       0.71        (0.29)       0.21       (0.08)

Less Distributions:
  From Net Investment Income                                   (0.00)/(c)/(0.04)       (0.07)      (0.03)      (0.01)
  In Excess of Net Investment Income                              --         --           --          --       (0.01)
  From Net Realized Gains                                      (0.00)/(c)/   --        (0.60)         --          --
---------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (0.00)/(c)/(0.04)       (0.67)      (0.03)      (0.02)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $10.19      $9.79       $ 9.12      $10.08      $ 9.90
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
  Total Return                                                 +4.1%      +7.8%        -2.9%       +2.2%       -0.8%
  Net Assets, End of Period (In Thousands)                   $33,334    $19,481      $10,884      $4,022        $705
  Ratio of Expenses to Average Net Assets Without
    Waivers, Absorptions, Directed Brokerage and
    Earnings Credits                                            1.3%       1.4%         1.6%        2.0%        1.5%*
  Ratio of Expenses to Average Net Assets                       1.2%       1.2%         1.2%        1.2%        1.5%*
  Ratio of Net Investment Income to Average Net Assets          0.4%       0.5%         0.9%        0.7%        0.7%*
  Portfolio Turnover Rate                                      60.7%      56.5%        93.9%       73.3%        3.1%


  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from October 10, 1997
    (inception) to December 31, 1997.
(c) Amount calculated is less than $0.005.


                       See Notes to Financial Statements.



REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Strong Multi Cap Value Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Multi Cap Value Fund II (one of the series constituting Strong Variable Insurance Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.
     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.
     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.
     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19954-1201

Stong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

-------------------------------------------------------------------------------



[STRONG LOGO APPEARS HERE]

                                                                    WH3175 12/01